AMENDMENt NO. 1 to credit agreement

AMENDMENT NO. 1 to credit agreement, dated as of April 25, 2013 (this “Agreement”), by and among WABASH NATIONAL CORPORATION (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”), each Lender and Additional Refinancing Lender party or consenting hereto, and each of the other Credit Parties party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement (as amended, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, the “Credit Agreement”; capitalized terms used but not defined herein having the meanings set forth in the Credit Agreement), dated as of May 8, 2012, among Wabash National Corporation, as the Borrower, the Lenders party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders reduce the interest rates applicable to the Initial Loans on the terms and conditions set forth herein, which reduction in interest rates with respect to the Initial Loans shall be effected by the exchange of Initial Loans for Tranche B-1 Loans (as defined below) otherwise having the same terms (except as otherwise provided in this Agreement) as the Initial Loans;

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting the establishment of Refinancing Loan Commitments pursuant to Section 3.2 of the Credit Agreement;

WHEREAS, pursuant to Section 3.2 of the Credit Agreement, the Borrower may obtain Refinancing Loan Commitments in respect of Refinancing Loans by, among other things, entering into one or more Refinancing Amendments in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has requested Refinancing Loans in an aggregate principal amount of $277,000,000 (the “Tranche B-1 Loans”; the Refinancing Loan Commitments relating thereto, the “Tranche B-1 Commitments”; and the Lenders and Additional Refinancing Lenders with Tranche B-1 Commitments and any permitted assignees thereof, the “Tranche B-1 Lenders”), which will be available on the Effective Date to refinance all existing Initial Loans outstanding under the Credit Agreement immediately prior to effectiveness of this Agreement (the “Existing Loans”);

WHEREAS, each Lender holding Existing Loans under the Credit Agreement immediately prior to effectiveness of this Agreement (each, an “Existing Lender”) executing and delivering a notice of participation in the Tranche B-1 Loans in the form attached as Exhibit A hereto (a “Tranche B-1 Participation Notice”) and electing the cashless settlement option therein (each such Lender in such capacity, a “Converting Lender” and, together with each other Person executing and delivering a Tranche B-1 Participation Notice, the “Participating Lenders”) shall be deemed to have exchanged on the Effective Date the aggregate outstanding amount of its Initial Loans (or such lesser amount as the Lead Arranger may allocate and/or as such Converting Lender may specify in its Tranche B-1 Participation Notice) under the Credit Agreement for an equal aggregate principal amount of Tranche B-1 Loans under the Credit Agreement;

WHEREAS, at the election of MSSF, in its capacity as lead arranger (in such capacity, the “Lead Arranger”), pursuant to Section 13.7 of the Credit Agreement, to the extent that one or more Persons agrees to act as fronting banks for the syndication of the Tranche B-1 Loans (such Persons in such capacity, the “Fronting Banks”), the Fronting Banks will purchase, and the Existing Lenders will sell to the Fronting Banks, immediately prior to effectiveness of this Agreement, (A) Initial Loans of Existing Lenders that do not execute and deliver a Tranche B-1 Participation Notice (the “Non-Participating Lenders”), (B) Initial Loans of Existing Lenders that execute and deliver a Tranche B-1 Participation Notice and elect the cash settlement option therein and (C) Initial Loans of Existing Lenders that execute and deliver a Tranche B-1 Participation Notice to the extent that such Existing Lenders have elected to exchange, or have been allocated by the Lead Arranger, an aggregate principal amount of Tranche B-1 Loans that is less than their outstanding principal amount of Initial Loans (solely to the extent of such non-exchanged Initial Loans) (the Loans described in the foregoing clauses (A), (B) and (C), collectively, the “Reallocated Loans”);

WHEREAS, to the extent there exists any Reallocated Loans, the Fronting Banks shall be deemed to exchange on the Effective Date such Reallocated Loans on a cashless settlement basis for an equal aggregate principal amount of Tranche B-1 Loans under the Credit Agreement, and such Reallocated Loans shall promptly thereafter be purchased by Participating Lenders (other than Converting Lenders) (the “New Lenders”) and Converting Lenders purchasing additional Tranche B-1 Loans, each in accordance with such Participating Lenders’ respective Tranche B-1 Participation Notice and as allocated by the Lead Arranger; and

WHEREAS, contemporaneously with the effectiveness of the Tranche B-1 Commitments the Borrower wishes to make certain amendments to the Credit Agreement to provide for the incurrence of the Tranche B-1 Loans and the other modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

1.	Credit Document Amendments. The Credit Documents are hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated as of April 25, 2013, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“Amendment No. 1 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 1.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” shall mean, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation, unless otherwise agreed between the Borrower and the Administrative Agent. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Credit Party as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” shall mean, with respect to any Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Tranche B-1 Loan” shall have the meaning specified in Amendment No. 1.

“Tranche B-1 Loan Maturity Date” shall have the meaning specified in Amendment No. 1.

(b)	The definition of “Consolidated Interest Expense” in Section 1.1 of the Credit Agreement is deleted in its entirety.

(c)	The definition of “Interest Coverage Ratio” in Section 1.1 of the Credit Agreement is deleted in its entirety.

(d)	Exhibit A to the Credit Agreement is amended by (i) deleting the Interest Coverage Ratio calculation in Section 5 thereof, (ii) deleting the final sentence of Section 5 thereof and (iii) replacing Attachment 5 thereto in its entirety with the following: “[Reserved]”.

(e)	The definition of “Obligations” in Section 1.1 of the Credit Agreement is amended by inserting the words “; provided that in no event shall “Obligations” include Excluded Swap Obligations” at the end thereof.

(f)	Section 2.15(a) of the Credit Agreement is amended by (i) replacing each reference to “Initial Loans” therein with “Tranche B-1 Loans” and (ii) replacing the reference to “Initial Loan Maturity Date” with “Tranche B-1 Loan Maturity Date”.

(g)	Section 9 of the Credit Agreement is amended by adding the following new Section 9.16 thereto:

9.16. Swap Obligations. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under the Guarantee in respect of Swap Obligations (subject in all cases to Section 3 of the Guarantee). The obligations of each Qualified ECP Guarantor under this Section 9.16 shall remain in full force and effect until a discharge of the Guarantee in accordance with Section 24(a) thereof. Each Qualified ECP Guarantor intends that this Section 9.16 constitute, and this Section 9.16 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(h)	Section 10.15(b) of the Credit Agreement is amended and restated in its entirety as follows: “[Reserved].”

(i)	Section 13.6(b)(i)(A) of the Credit Agreement is amended by (i) replacing the reference to “Closing Date” with “Amendment No. 1 Effective Date” and (ii) replacing the reference to “Initial Loans” with “Tranche B-1 Loans”.

(j)	Section 13 of the Credit Agreement is amended by adding the following new Section 13.20 thereto:

13.20. Excluded Swap Obligations. Notwithstanding anything herein or in any Credit Document to the contrary, it is hereby acknowledged and agreed that the obligations secured by any Credit Document or guaranteed by any Credit Document do not include the Excluded Swap Obligations.

(k)	The definition of “Guaranteed Obligations” in Section 1(a) of the Guarantee is amended by inserting the words “; provided that in no event shall “Guaranteed Obligations” include Excluded Swap Obligations” at the end of the first sentence thereof.

(l)	The definition of “Term Obligations” in Section 1 of the Security Agreement is amended by inserting the words “; provided that in no event shall “Term Obligations” include Excluded Swap Obligations” at the end thereof.

2.	New Term Loans. Subject to the terms and conditions set forth herein, each Tranche B-1 Lender severally agrees to exchange Initial Loans for Tranche B-1 Loans and/or make Tranche B-1 Loans to the Borrower in a single borrowing on the Effective Date. Pursuant to Section 3.2 of the Credit Agreement, the Tranche B-1 Loans shall constitute a separate Class of Loans and shall have the following terms:

(a)	Applicable Margin. The ABR Margin with respect to the Tranche B-1 Loans shall mean a percentage per annum equal to 2.50%. The Eurodollar Margin with respect to the Tranche B-1 Loans shall mean a percentage per annum equal to 3.50%.

(b)	Eurodollar Rate Floor. With respect to the Tranche B-1 Loans, clause (ii) of the definition of “Eurodollar Rate” shall be replaced with “1.00% per annum”.

(c)	ABR Floor. With respect to the Tranche B-1 Loans, the proviso to the definition of “ABR” shall be replaced with “provided that ABR shall never be less than 2.00% per annum”.

(d)	Mandatory Prepayments. The Tranche B-1 Loans shall be subject to mandatory prepayments as set forth in Section 5.2 of the Credit Agreement.

(e)	Optional Prepayments. The Tranche B-1 Loans may be optionally prepaid as set forth in Section 5.1 of the Credit Agreement.

(f)	Call Protection. In the event that, on or prior to the first anniversary of the Effective Date, the Borrower (x) makes any prepayment of Tranche B-1 Loans (including pursuant to Section 5.1(c) or 5.2(b) of the Credit Agreement) in connection with any Repricing Transaction or (y) effects any amendment, supplement or modification hereof or hereto resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of the Tranche B-1 Lenders, without duplication, (I) in the case of clause (x), a prepayment premium of 1.0% of the amount of the Tranche B-1 Loans being prepaid and (II) in the case of clause (y), a payment equal to 1.0% of the aggregate amount of the applicable Tranche B-1 Loans outstanding immediately prior to such amendment.

(g)	Amortization and Maturity Date. The Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Tranche B-1 Lenders, on each date set forth below (or, if not a Business Day, the immediately preceding Business Day) (each, a “Tranche B-1 Loan Repayment Date”), a principal amount in respect of the Tranche B-1 Loans equal to (x) the outstanding principal amount of Tranche B-1 Loans on the Effective Date multiplied by (y) the percentage set forth below opposite such Tranche B-1 Loan Repayment Date (each, a “Tranche B-1 Loan Repayment Amount”), as each such Tranche B-1 Loan Repayment Amount may be reduced pursuant to the other terms hereof and the Credit Agreement:

Date	Tranche B-1 Loan Repayment Amount
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
Tranche B-1 Loan Maturity Date	Remaining outstanding amounts

To the extent not previously paid, all Tranche B-1 Loans shall be due and payable on the Tranche B-1 Loan Maturity Date.

The “Tranche B-1 Loan Maturity Date” shall mean May 8, 2019 or, if such date is not a Business Day, the immediately preceding Business Day; provided that if the Permitted Convertible Notes are not converted, redeemed, repurchased or refinanced in full on or before the date that is 91 days prior to the maturity date of the Permitted Convertible Notes pursuant to one or more transactions permitted under the Credit Agreement, such that the maturity date in respect of the Permitted Convertible Notes (and any Permitted Refinancing Indebtedness in respect thereof) is not at least 91 days after the Tranche B-1 Loan Maturity Date, the Tranche B-1 Loan Maturity Date shall be the date that is 91 days prior to the maturity date of the Permitted Convertible Notes or, if such date is not a Business Day, the immediately preceding Business Day.

(h)	Termination of Commitments. The Tranche B-1 Commitments shall terminate at the earlier of (i) funding of Tranche B-1 Loans (and/or the exchange of Tranche B-1 Loans for Initial Loans) and (ii) 5:00 p.m. (New York City time) on the Effective Date.

(i)	Credit Agreement Governs. Except as set forth in this Agreement, the Tranche B-1 Loans shall have identical terms as the Initial Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights or obligations of the Lenders, of the Credit Agreement and the other Credit Documents, each reference to a “Loan” in the Credit Agreement shall be deemed to include the Tranche B-1 Loans, each reference to a “Commitment” in the Credit Agreement shall be deemed to include the Tranche B-1 Commitments and other related terms will have correlative meanings mutatis mutandis.

3.	Refinancing Amendment. In each case for all purposes of the Credit Agreement and each of the other Credit Documents, (a) this Amendment shall constitute a “Refinancing Amendment”, (b) the Tranche B-1 Loans shall constitute “Refinancing Loans” and “Credit Agreement Refinancing Indebtedness”, (c) the Lenders’ Tranche B-1 Commitments in respect of the Tranche B-1 Loans shall constitute “Refinancing Loan Commitments”, (d) the Tranche B-1 Lenders shall constitute “Refinancing Lenders” and “Lenders” and (e) the Tranche B-1 Loan Maturity Date shall constitute the “Refinancing Loan Maturity Date” for the Tranche B-1 Loans.

4.	Conditions to Effectiveness.

(a)	This Agreement shall become effective on the first date (the “Effective Date”) on or after May 9, 2013, when, and only when, each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(i)	this Agreement shall have been executed and delivered by the Borrower, the other Credit Parties and the Administrative Agent;

(ii)	the Administrative Agent shall have received fully executed and delivered Tranche B-1 Participation Notices from Participating Lenders representing 100% of the aggregate outstanding principal amount of the Existing Loans;

(iii)	the Administrative Agent shall have received a certificate of each Credit Party dated as of the Effective Date signed by an Authorized Officer of such Credit Party (i) (A) certifying and attaching the resolutions or similar consents adopted by such Credit Party approving or consenting to the Tranche B-1 Loans, (B) certifying that the certificate or articles of incorporation or formation and by-laws or operating (or limited liability company) agreement of such Credit Party either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of such Credit Party and (ii) in the case of the Borrower, certifying as to the matters set forth in clauses (vi), (vii) and (viii) below;

(iv)	(A) all fees and out-of-pocket expenses required to be paid or reimbursed by the Borrower in connection with this Agreement shall have been paid or reimbursed and (B) all accrued interest and fees in respect of the Existing Loans outstanding immediately prior to effectiveness of this Agreement shall have been paid;

(v)	the Administrative Agent shall have received an opinion of Hogan Lovells US LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(vi)	both immediately before and after giving effect to the Effective Date and the incurrence of the Tranche B-1 Loans thereon, all representations and warranties made by each Credit Party contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date);

(vii)	the representations and warranties in Section 5 of this Agreement shall be true and correct in all material respects as of the Effective Date;

(viii)	no Default or Event of Default shall exist on the Effective Date before or after giving effect to the effectiveness hereof and the incurrence of the Tranche B-1 Loans;

(ix)	The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Real Property Collateral (together with, to the extent applicable, a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Credit Party relating thereto).

(x)	The Lenders shall have received on or prior to the Effective Date, all documentation and other information reasonably requested by them in writing at least three (3) Business Days prior to the Effective Date in order to allow the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(b)	On the Effective Date, upon the satisfaction of the conditions set forth in Section 4(a) hereof, the outstanding amount of Initial Loans of each Converting Lender (or such lesser amount as may be allocated by the Lead Arranger and/or specified by such Converting Lender in its Tranche B-1 Participation Notice) shall be deemed to be exchanged for an equal outstanding amount of Tranche B-1 Loans under the Credit Agreement. Such exchange shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Administrative Agent.

(c)	On or prior to the Effective Date, the Lenders (including Existing Lenders and the Fronting Banks, if applicable) shall sell and purchase Initial Loans, and make and receive payments, in immediately available funds, among themselves (and the Fronting Banks, if applicable), as directed by the Lead Arranger, in order to permit the exercise of Section 13.7 of the Credit Agreement. All such sales and purchases shall be deemed to have been made in compliance with Section 13.6 and Section 13.7 of the Credit Agreement and are hereby ratified and confirmed. The purchases and sales described in this Section 4(c) shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Administrative Agent.

(d)	To the extent there exists any Reallocated Loans, promptly following the Effective Date (but not later than 30 days following the Effective Date), each New Lender and each Converting Lender purchasing additional Tranche B-1 Loans shall purchase Reallocated Loans from the Fronting Banks as directed by the Lead Arranger in accordance with such Participating Lender’s Tranche B-1 Participation Notice and as allocated by the Lead Arranger. Except to the extent otherwise agreed by the Fronting Banks, purchases and sales of Reallocated Loans shall be made on a ratable basis among the Fronting Banks.

(e)	To the extent there exists any Non-Participating Lenders, such Non-Participating Lenders shall be replaced (and the Initial Loans of such Non-Participating Lenders shall be assumed) by one or more Converting Lenders pursuant to Section 13.7 of the Credit Agreement as directed by the Lead Arranger. To the extent that this Section 4(e) and Section 4.1(c) cannot be effected or otherwise at the election of the Lead Arranger, each Participating Lender (other than a Converting Lender (except to the extent such Converting Lender is purchasing additional Tranche B-1 Loans)) shall severally advance Tranche B-1 Loans in Dollars on the Effective Date in accordance with its Tranche B-1 Participation Notice (or such lesser amount as the Lead Arranger may allocate and/or as such Participating Lender may specify in its Tranche B-1 Commitment). Such funding of Tranche B-1 Loans shall be deemed, automatically and without further act by any Person, to constitute a simultaneous (A) Borrowing by the Borrower of Tranche B-1 Loans pursuant to Section 2.1(a) of the Credit Agreement and (B) prepayment of Initial Loans of Non-Participating Lenders pursuant to Section 5.1 of the Credit Agreement, and such Participating Lenders shall be Tranche B-1 Lenders, and such advance shall constitute a borrowing of Tranche B-1 Loans, for all purposes of the Credit Agreement and the other Credit Documents.

(f)	Any prepayment of Initial Loans made by the Borrower on the Effective Date but prior to effectiveness of this Agreement may be applied, in the Lead Arranger’s discretion, first, to prepay Initial Loans of Non-Participating Lenders in such manner as the Lead Arranger shall direct, and second, to prepay Initial Loans of Participating Lenders on a pro rata basis (or, with respect to any Participating Lender, such lesser amount as such Participating Lender may agree).

5.	Representations and Warranties. By its execution of this Agreement, each Credit Party hereby represents and warrants that:

(i)	such Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)	such Credit Party has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity; and

(iii)	neither the execution, delivery or performance by such Credit Party of this Agreement nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby will (a) contravene any material provision of any applicable law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Subsidiaries (other than Permitted Liens) pursuant to the terms of any Material Contract of any Credit Party or its Subsidiaries other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other Organizational Document of such Credit Party or any of its Subsidiaries.

6.	Use of Proceeds. The Borrower covenants and agrees that it will use the proceeds of the Tranche B-1 Loans to refinance the aggregate principal amount of Existing Loans outstanding on the Effective Date and to pay any interest, fees and/or expenses related thereto.

7.	Waiver of Notice. By its execution of this Agreement, the Required Lenders and each Tranche B-1 Lender hereby waives the requirement in Section 3.2 of the Credit Agreement that Refinancing Loan Commitments be in integral multiples of $10,000,000.

8.	Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Credit Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Credit Agreement, this Agreement or in any other Credit Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted by such Credit Party in favor of the Secured Parties pursuant to the Credit Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Credit Agreement and the other Credit Documents as and to the extent provided in the Credit Documents.

9.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 13.1 of the Credit Agreement.

10.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Agreement is a Credit Document. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Credit Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Credit Documents until paid in accordance therewith.

11.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 13.13 AND 13.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

12.	Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

WABASH NATIONAL CORPORATION,
as the Borrower

By:	/Mark J. Weber/
Mark J. Weber
Senior Vice President and Chief Financial Officer

Wabash National Corporation
Signature Page to Amendment No. 1 to Term Loan Credit Agreement

wabash national, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

wabash WOOD PRODUCTS, INC., (f/k/a WNC Cloud Merger Sub, Inc.),
an Arkansas corporation

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

Transcraft Corporation,
a Delaware corporation

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

Wabash National Trailer Centers, Inc.,
a Delaware corporation

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

Wabash National Corporation
Signature Page to Amendment No. 1 to Term Loan Credit Agreement

cloud oak flooring company, Inc.,
an Arkansas corporation

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

continental transit corporation,
an Indiana corporation

By:	/Mark J. Weber/
Mark J. Weber
Treasurer

ftsi distribution company, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

national trailer funding, L.l.c.,
a Delaware limited liability company

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

Wabash National Corporation
Signature Page to Amendment No. 1 to Term Loan Credit Agreement

wabash national Manufacturing, L.P., (f/k/a Wabash National Lease Receivables, L.P.), a Delaware limited partnership

By:	Wabash National Corporation,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Senior Vice President and Chief Financial Officer

wabash national services, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

walker group holdings Llc,
a Texas limited liability company

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

Wabash National Corporation
Signature Page to Amendment No. 1 to Term Loan Credit Agreement

bulk solutions Llc,
a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

walker Stainless Equipment company Llc,
a Delaware limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

Wabash National Corporation
Signature Page to Amendment No. 1 to Term Loan Credit Agreement

brenner tank Llc,
a Wisconsin limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

garsite/progress Llc,
a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

Wabash National Corporation
Signature Page to Amendment No. 1 to Term Loan Credit Agreement

brenner tank Services Llc,
a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/Mark J. Weber/
Mark J. Weber
Vice President and Treasurer

Wabash National Corporation
Signature Page to Amendment No. 1 to Term Loan Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/ Henrik Sandstrom /
Name: Henrik Sandstrom
Title: Authorized Signatory

Wabash National Corporation
Signature Page to Amendment No. 1 to Term Loan Credit Agreement

Exhibit A
Form of Tranche B-1 Participation Notice

Date: April __, 2013

Morgan Stanley Senior Funding, Inc., as Administrative Agent
1 Pierrepont Plaza, 7th Floor
Brooklyn, NY 11201
Attention: Michael Gavin
Facsimile: (718) 233-1890

Wabash National Corporation
Tranche B-1 Participation Notice

Ladies and Gentlemen:

Reference is made to Amendment No. 1 (the “Amendment”) to that certain Credit Agreement, dated as of May 8, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and as amended by the Amendment and as otherwise may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Wabash National Corporation (the “Borrower”), the Lenders party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used but not defined herein are used as defined in the Amendment.

By delivery of this Tranche B-1 Participation Notice, each of the undersigned (each a “Participating Lender”), hereby irrevocably consents to the Amendment and the amendment of the Existing Credit Agreement contemplated thereby and (check as applicable):

For Existing Lenders:

☐	Cashless Settlement Option. Hereby elects, upon the Effective Date, to exchange the outstanding amount of Initial Loans of such Participating Lender (or such lesser amount specified on the schedule below or as may be allocated by the Lead Arranger) for an equal outstanding amount of Tranche B-1 Loans under the Credit Agreement.

Name of Participating Lender	Amount of Existing Loans	Amount to exchange via Cashless Settlement Option	Additional Commitment (if any)[1]
	$_______	$_______	$_______

1 If providing an increase in commitments, insert the additional amount of Tranche B-1 loans you wish to purchase.

☐	Cash Settlement Option. Hereby elects to have the outstanding amount of Initial Loans of such Participating Lender (or such lesser amount specified on the schedule below) repaid or purchased and agrees to purchase, on or prior to the date that is 30 days following the Effective Date, Tranche B-1 Loans up to the amount set forth on the schedule below (or such lesser amount as may be allocated by the Lead Arranger).

Name of Participating Lender	Amount of Existing Loans	Amount to exchange via Cash Settlement Option	Additional Commitment (if any)[2]
	$_______	$_______	$_______

For New Lenders:

☐	Hereby agrees to purchase, on or prior to the date that is 30 days following the Effective Date, Tranche B-1 Loans up to the amount set forth on the schedule below (or such lesser amount as may be allocated by the Lead Arranger).

Name of New Lender	New Lender Commitment (if any)
$_______

Exit Election

☐	Hereby elects to exit the term loan, be repaid in full at the amendment Effective Date, and not participate in any Tranche B-1 Loans.

- Signature Page Follows -

                 Very truly yours,

2 f providing an increase in commitments, insert the additional amount of Tranche B-1 loans you wish to purchase.

By:
Name:
Title:

By:
Name:
Title: